UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2016

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55577	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act except as expressly set forth by specific reference in such a filing.

As used below, the terms “Affinion,” “we,” “us,” “our” and the “Company” refer to Affinion Group Holdings, Inc. (“Affinion Holdings”) and its consolidated subsidiaries.

On October 17, 2016, the 7.5% Cash/PIK Senior Notes due 2018 (the “International Notes”) of Affinion International Holdings Limited (“Affinion International”), a subsidiary of Affinion Holdings and Affinion Group, Inc. (“Affinion Group”), were admitted to the Official List of the Irish Stock Exchange (the “ISE”) and to trading on the Global Exchange Market, which is the exchange regulated market of the Irish Stock Exchange (such admission, the “ISE Listing”).

Affinion International is providing the following information in its application to the ISE in connection with the ISE Listing:

Guarantor Information

The following information was provided with respect to the guarantors of the International Notes, all of which are wholly-owned (either directly or indirectly) subsidiaries of Affinion Holdings (such subsidiaries, the “Guarantors”), which include seven non-U.S. incorporated Guarantors (the “Foreign Guarantors”), and thirty-one U.S. incorporated Guarantors, including Affinion Group (the “U.S. Guarantors”). Wholly-owned subsidiaries of Affinion Group that are not Guarantors are referred to as “Non-Guarantors.”

As of and for the year ended December 31, 2015:

•	the Guarantors accounted for $151.3 million, or 120.7%, of the consolidated EBITDA of Affinion Group. Additionally, the Guarantors accounted for $1,443.1 million, or 93.3%, of the consolidated net liabilities of Affinion Group;

•	the Non-Guarantors accounted for negative EBITDA of $25.9 million, or (20.7)%, of Affinion Group’s consolidated EBITDA, and net assets of $31.1 million, or (2.0)% of the consolidated net liabilities of Affinion Group;

•	the U.S. Guarantors accounted for $87.8 million or 70.0% of the consolidated EBITDA of Affinion Group and $1,492.9 million or 96.6% of the consolidated net liabilities of Affinion Group; and

•	the Foreign Guarantors accounted for $63.5 million, or 50.7% of the consolidated EBITDA of Affinion Group.

Legal Proceedings

The following updates were provided with respect to the Company’s legal proceedings:

•	With respect to the consolidated class action lawsuits filed against Affinion Group and Trilegiant Corporation (“Trilegiant”), which commenced on June 17, 2010, on August 23, 2016, the court granted the Company’s motion for Summary Judgment as to all remaining claims against the Defendants. Plaintiffs filed a notice of appeal on September 21, 2016.

•	With respect to the class action lawsuit filed against Webloyalty, one of its former clients and one of the credit card associations, which commenced on August 27, 2010, the court held oral argument on September 14, 2016, but it has not yet issued a decision regarding Plaintiffs’ appeal.

•	With respect to the third-party complaint filed against Trilegiant by Kohl’s Department Stores, Inc. (“Kohl’s”), on September 2 2016, Kohl’s filed an opposition to Trilegiant’s motion to dismiss. The parties have agreed to extend Trilegiant’s time to respond to Kohl’s opposition to November 4, 2016 to discuss a possible settlement in this matter. Nevertheless, we continue to defend ourselves vigorously against these claims.

•	With respect to the arbitration involving Bank of America, N.A. and FIA Card Services, N.A., which commenced on April 18, 2014, briefing on the motions for reconsideration was completed on October 7, 2016.

•	With respect to the matter involving PNC Bank, N.A., which commenced on November 30, 2015, the parties participated in a non-binding mediation on September 13, 2016. The parties were unable to resolve their dispute at the mediation. However, they have agreed to continue discussions through the mediator regarding a possible settlement.

•	On August 5, 2016, Citizens Bank, N.A. (“Citizens”) filed a complaint against Affinion Holdings, Affinion Group, Trilegiant, and Affinion Group, LLC (collectively, the “Defendants”) in the United States District Court for the District of Rhode Island. In the complaint, Citizens asserts various causes of action and requests for monetary relief, including a demand for contractual indemnification for customer refunds and attorneys’ fees that Citizens incurred related to a consent order entered into by Citizens with the Office of the Comptroller of the Currency on November 10, 2015 with respect to certain identity theft protection products offered to Citizens’ customers. Defendants intend to defend themselves vigorously against all claims asserted in the complaint.

•	On August 18, 2016, Lion Receivables 2004 Trust (“Lion”) served Long Term Preferred Care, Inc. (“LTPC”), a subsidiary of Affinion Benefits Group, LLC, with a complaint. LTPC’s response to the complaint is due on October 24, 2016. In the complaint, Lion alleges that LTPC made certain inaccurate representations and warranties in the Commission Purchase Agreement, dated as of December 30, 2004, between LTPC and Lion. Lion seeks compensatory damages, pre-judgment and post-judgment interest, and attorneys’ fees. Pursuant to our purchase agreement with Cendant Corporation (“Cendant”), which we entered into in 2005 in connection with our purchase from Cendant of all of the equity interests of Affinion Group, LLC and all of the share capital of Affinion International, the former Cendant entities have agreed to indemnify us for any liability relating to this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: October 17, 2016	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: October 17, 2016	By:	/s/ Gregory S. Miller
		Name:	Gregory S. Miller
		Title:	Executive Vice President and Chief Financial Officer

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